
OAKWOOD MORTGAGE INVESTORS, INC. 1999-E                                                                REPORT DATE:          9/8/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                   POOL REPORT #         10
REMITTANCE REPORT                                                                                      Page 1 of 6
REPORTING MONTH:                  August-00
                                             Scheduled Principal Balance of Contracts
-----------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                                    Ending
Principal                 Scheduled         Prepaid               Liquidated          Contracts              Principal
Balance                   Principal         Principal             Principal           Repurchased            Balance
-----------------------------------------------------------------------------------------------------------------------------------
 275,418,305.04         (282,382.81)       (583,693.20)          (573,628.56)             0.00           273,978,600.47
===================================================================================================================================



                                             Certificate Account
-----------------------------------------------------------------------------------------------------------------------------------

        Beginning                        Deposits                                           Investment              Ending
         Balance              Principal           Interest           Distributions           Interest               Balance
-----------------------------------------------------------------------------------------------------------------------------------

     1,307,343.47          1,434,356.54         2,103,946.37        (4,039,219.95)           4,369.43            810,795.86
===================================================================================================================================





  Scheduled                                   Scheduled                                   Amount
  Gross                 Servicing             Pass Thru             Liquidation           Available for
  Interest              Fee                   Interest              Proceeds              Distribution
-----------------------------------------------------------------------------------------------------------
 2,179,142.21          229,515.25            1,949,626.96            412,235.95          3,457,454.17
===========================================================================================================


                                               P&I Advances at Distribution Date
                      -------------------------------------------------------------------------------------


                            Beginning             Recovered              Current              Ending
                             Balance              Advances              Advances             Balance
                      -------------------------------------------------------------------------------------



                               1,443,820.65         (1,443,820.65)         1,394,008.25       1,394,008.25
                      =====================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-E
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                         August-00

Class B Crossover Test                                                                                      Test Met?
---------------------------------------------------------------------------------------                     ---------------
(a) Remittance date on or after June 2004                                                                         N


(b) Average 60 day Delinquency rate <=               5.5%                                                         Y




(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                June 2004 -  Nov. 2005               7%                                                           N
                Dec. 2005 - Nov. 2006                8%                                                           N
                Dec. 2006 - May 2008                 9.5%                                                         N
                June 2008 and After                  10.5%                                                        N


(e) Current realized loss ratio <=                   3.00%                                                        Y

(f) Does subordinated cert. percentage equal or
     exceed                                          42.888%
     of stated scheduled pool balance

                Beginning M balances                                                          29,824,000.00

                Beginning B balances                                                          30,411,000.00

                Overcollateralization                                                         10,794,303.70
                                                                                       ---------------------
                                                                                              71,029,303.70
                Divided by beginning pool
                balance                                                                      275,418,305.04
                                                                                       ---------------------
                                                                                                    25.790%       N
                                                                                       =====================




                                                 REPORT DATE:            9/8/00
                                                 POOL REPORT #           10

                                                 Page 2 of 6

     Average 60 day delinquency ratio:


                                  Over 60s            Pool Balance             %
                            ------------------------------------------------------------
     Current Mo                     9,355,834.62          273,978,600.47     3.41%
     1st Preceding Mo               7,938,264.61          275,418,305.04     2.88%
     2nd Preceding Mo               7,294,552.56          277,265,004.22     2.63%
                                                              Divided by       3
                                                                         ---------------
                                                                             2.98%
                                                                         ===============


     Cumulative loss ratio:

                               Cumulative losses              610,549.55
                                                 ------------------------
     Divided by Initial Certificate Principal             293,828,355.98     0.208%
                                                                         ===============




     Current realized loss ratio:

                            Liquidation                   Pool
                                   Losses                Balance
                            ---------------------------------------------




     Current Mo                       161,392.61          275,418,305.04
     1st Preceding Mo                 225,183.33          277,265,004.22
     2nd Preceding Mo                 137,367.54          278,663,842.52
                            ---------------------------------------------
                                      523,943.48          277,115,717.26    0.756%
                                                                          ================


   OAKWOOD MORTGAGE INVESTORS, INC. 1999-E
   OAKWOOD ACCEPTANCE CORP. -  SERVICER
   REMITTANCE REPORT
   REPORTING MONTH:                                           August-00


                                                                                Delinquency Analysis

                                               31 to 59 days                        60 to 89 days                 90 days and Over
          No. of    Principal                                  Principal                   Principal                  Principal
          Loans     Balance                   #                Balance           #         Balance           #        Balance
          -------------------------------------------------------------------------------------------------------------------------


Non Repos  5,340    270,342,170.63            95            3,794,628.20        51      2,211,616.96       63      3,634,366.91

    Repos     85      3,636,429.84             2              126,579.09         7        246,810.39       76      3,263,040.36
          -------------------------------------------------------------------------------------------------------------------------

    Total  5,425    273,978,600.47            97            3,921,207.29        58      2,458,427.35      139      6,897,407.27
          =========================================================================================================================






                                                                                               REPORT DATE:               9/8/00
                                                                                               POOL REPORT #              10
                                                                                               Page 3 of 6



                                                                               Repossession Analysis
                                                       Active Repos          Reversal       Current Month
                          Total Delinq.                Outstanding        (Redemption)            Repos             Cumulative Repos
                             Principal                 Principal            Principal             Principal             Principal
                #            Balance          #        Balance        #      Balance      #       Balance         #       Balance
           -------------------------------------------------------------------------------------------------------------------------
Non Repos      209         9,640,612.07       85       3,636,429.84    0       0.00      23       871,834.27    134    5,342,643.52

    Repos       85         3,636,429.84
           ---------------------------------------

    Total      294        13,277,041.91
           =======================================

                    5.4%                4.85%
                ==================================


OAKWOOD MORTGAGE INVESTORS, INC. 1999-E                               REPORT DATE:        9/8/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                          POOL REPORT # 10
REMITTANCE REPORT
REPORTING MONTH:                 August-00                                       Page 4 of 6

REPOSSESSION LIQUIDATION REPORT
                                       Liquidated
    Account      Customer               Principal            Sales           Insur.           Total          Repossession
    Number         Name                  Balance           Proceeds         Refunds          Proceeds          Expenses
----------------------------------------------------------------------------------------------------------------------------
    2027977 JUAN M RAMIREZ              37,655.36         32,850.00       1,364.41          34,214.41         6,700.50
    2047645 DEBBIE RUSSELL              36,198.44         30,500.00       1,016.51          31,516.51         6,630.00
    2049211 LINDA GELSTHORPE            45,436.53         45,650.00       2,089.30          47,739.30        11,394.50
    2049690 JASON W BROWN               30,503.90         28,900.00           0.00          28,900.00         6,582.00
    2049765 AUNDREA L SEXTON            40,291.81         42,400.00       2,288.64          44,688.64         6,987.00
    2062578 LEAH M MENDOZA              32,465.99         34,422.04       1,119.96          35,542.00         6,747.66
    2065555 DANIEL P HURLEY              4,233.24              0.01         545.12             545.13         1,100.00
    2067098 SAMUEL D SELF JR            17,548.80         18,500.00         418.65          18,918.65         6,270.00
    2068997 DENNIE REEVES               27,028.70         26,500.00         146.06          26,646.06         6,510.00
    2073641 THOMAS L SWINK              24,003.49         22,000.00       1,296.83          23,296.83         6,375.00
    2084598 ANTHONY PERKINS             56,061.29         54,650.00           0.00          54,650.00        11,664.50
    2090645 TAMMY WILIMECK              31,668.29         32,800.00         708.62          33,508.62         6,699.00
    2092609 DIANA L HOLDEN              22,850.92         23,000.00         336.19          23,336.19         6,405.00
    2097848 JOHN ALVAREZ                39,415.20         37,500.00       1,515.37          39,015.37         6,840.00
    2039022 TREVOR M BEECRAFT           64,818.49         55,400.00       2,688.17          58,088.17         7,377.00
  **2072403 ROBERT CLARK                63,448.11                        63,649.31          63,649.31
                                                                                                 0.00
                                                                                                 0.00
                                                                                                 0.00
                                                                                                 0.00
                                                                                                 0.00
                                                                                                 0.00
                                                                                                 0.00
                                                                                                 0.00
                                                                                                 0.00
                                                                                                 0.00
                                                                                                 0.00
                                                                                                 0.00
                                   -----------------------------------------------------------------------------------------
                                       573,628.56        485,072.05      79,183.14         564,255.19       104,282.16
                                   =========================================================================================



                                      Net                                             Net               Current
    Account      Customer          Liquidation          Unrecov.                    Pass Thru          Period Net       Cumulative
    Number         Name              Proceeds           Advances     FHA Ins        Proceeds           Gain/(Loss)      Gain/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
    2027977 JUAN M RAMIREZ          27,513.91           3,108.32         0.00        24,405.59        (13,249.77)
    2047645 DEBBIE RUSSELL          24,886.51           4,100.94         0.00        20,785.57        (15,412.87)
    2049211 LINDA GELSTHORPE        36,344.80           4,536.81         0.00        31,807.99        (13,628.54)
    2049690 JASON W BROWN           22,318.00           4,600.19         0.00        17,717.81        (12,786.09)
    2049765 AUNDREA L SEXTON        37,701.64           3,467.88         0.00        34,233.76         (6,058.05)
    2062578 LEAH M MENDOZA          28,794.34           3,582.76         0.00        25,211.58         (7,254.41)
    2065555 DANIEL P HURLEY           (554.87)          1,147.79         0.00        (1,702.66)        (5,935.90)
    2067098 SAMUEL D SELF JR        12,648.65           2,530.30         0.00        10,118.35         (7,430.45)
    2068997 DENNIE REEVES           20,136.06           1,921.05         0.00        18,215.01         (8,813.69)
    2073641 THOMAS L SWINK          16,921.83           1,857.48         0.00        15,064.35         (8,939.14)
    2084598 ANTHONY PERKINS         42,985.50           3,925.32         0.00        39,060.18        (17,001.11)
    2090645 TAMMY WILIMECK          26,809.62           2,691.83         0.00        24,117.79         (7,550.50)
    2092609 DIANA L HOLDEN          16,931.19           1,687.73         0.00        15,243.46         (7,607.46)
    2097848 JOHN ALVAREZ            32,175.37           3,053.14         0.00        29,122.23        (10,292.97)
    2039022 TREVOR M BEECRAFT       50,711.17           3,780.26         0.00        46,930.91        (17,887.58)
  **2072403 ROBERT CLARK            63,649.31           1,745.28                     61,904.03         (1,544.08)
                                         0.00                                             0.00              0.00
                                         0.00                                             0.00              0.00
                                         0.00                                             0.00              0.00
                                         0.00                                             0.00              0.00
                                         0.00                                             0.00              0.00
                                         0.00                                             0.00              0.00
                                         0.00                                             0.00              0.00
                                         0.00                                             0.00              0.00
                                         0.00                                             0.00              0.00
                                         0.00                                             0.00              0.00
                                         0.00                                             0.00              0.00
                                         0.00                                             0.00              0.00
                                -------------------------------------------------------------------------------------
                                   459,973.03          47,737.08         0.00       412,235.95       (161,392.61)       (610,549.55)
                                ===================================================================================================


**LOAN CHARGE OFF


                                                                                                                           #DIV/0!
                                                                                                                ===================


OAKWOOD MORTGAGE INVESTORS, INC. 1999-E                                                             REPORT DATE:          9/8/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                POOL REPORT #         10
REMITTANCE REPORT
REPORTING MONTH:                                              August-00                             Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL
                                                          Beginning             Beginning
Senior                          Original Certificate      Certificate       Principal Shortfall  Current Principal        Current
Certificates                          Balance              Balance             Carry-Over                Due         Principal Paid

A-1                                 224,778,000.00       204,389,001.34         0.00          1,439,704.57         1,439,704.57


                                   ------------------------------------------------------------------------------------------------
Total Certificate Principal Bal.    224,778,000.00       204,389,001.34         0.00          1,439,704.57         1,439,704.57
                                   ================================================================================================

PRINCIPAL                                                Accelerated
                                    Ending Principal      Principal              Ending                           Principal Paid
Senior                              Shortfall Carry-     Distribution          Certificate                             Per $1,000
Certificates                              Over              Amount               Balance           Pool Factor        Denomination

A-1                                       0.00           112,912.56        202,836,384.21           90.23854%           6.90734

                                   --------------------------------------------------------------
Total Certificate Principal Bal.         0.00            112,912.56        202,836,384.21
                                   ==============================================================

                                                                         Beginning             Beginning
Subordinate                                    Original Certificate    Certificate       Principal Shortfall  Current Principal
Certificates                                         Balance              Balance             Carry-Over                Due

M-1                                                    18,658,000.00     18,658,000.00           0.00                  0.00
M-1 Outstanding Writedown                                                         0.00

M-2                                                    11,166,000.00     11,166,000.00           0.00                  0.00
M-2 Outstanding Writedown                                                         0.00

B-1                                                    13,516,000.00     13,516,000.00           0.00                  0.00
B-1 Outstanding Writedown                                                         0.00

B-2                                                    16,895,000.00     16,895,000.00           0.00                  0.00
B-2 Outstanding Writedown                                                         0.00

Excess Asset Principal Balance                          8,815,355.98     10,794,303.70
                                               -------------------------------------------------------------------------------------

Total Excluding Writedown Balances                     69,050,355.98     71,029,303.70           0.00                  0.00
                                               =====================================================================================

All Certificates Excluding Writedown Balances         293,828,355.98    275,418,305.04           0.00          1,439,704.57
                                               =====================================================================================

                                                                                                       Accelerated
                                                                    Ending Principal    Current        Principal           Ending
Subordinate                                          Current      Shortfall Carry-     Writedown/    Distribution       Certificate
Certificates                                      Principal Paid        Over           (Writeup)        Amount             Balance

M-1                                                     0.00             0.00              0.00                      18,658,000.00
M-1 Outstanding Writedown                                                                  0.00                               0.00

M-2                                                     0.00             0.00              0.00                      11,166,000.00
M-2 Outstanding Writedown                                                                  0.00                               0.00

B-1                                                     0.00             0.00              0.00                      13,516,000.00
B-1 Outstanding Writedown                                                                  0.00                               0.00

B-2                                                     0.00             0.00              0.00                      16,895,000.00
B-2 Outstanding Writedown                                                                  0.00                               0.00

Excess Asset Principal Balance                                                                      (112,912.56)     10,907,216.26
                                               ------------------------------------------------------------------------------------

Total Excluding Writedown Balances                      0.00             0.00              0.00     (112,912.56)     71,142,216.26
                                               ====================================================================================

All Certificates Excluding Writedown Balances   1,439,704.57             0.00              0.00            0.00     273,978,600.47
                                               ====================================================================================

                                                                           Principal Paid
Subordinate                                                                  Per $1,000
Certificates                                                Pool Factor      Denomination

M-1                                                      100.00000%           0.00000
M-1 Outstanding Writedown

M-2                                                      100.00000%           0.00000
M-2 Outstanding Writedown

B-1                                                      100.00000%           0.00000
B-1 Outstanding Writedown

B-2                                                      100.00000%           0.00000
B-2 Outstanding Writedown


OAKWOOD MORTGAGE INVESTORS, INC. 1999-E                                                           REPORT DATE:            9/8/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                              POOL REPORT #           10
REMITTANCE REPORT
REPORTING MO.    MONTH                      August-00                                             Page 6 of 6
CERTIFICATE INTEREST ANALYSIS

                                                               Current                                  Interest
               Pass    Beginning Carry-                        Carry-Over                   Ending      Paid Per
Senior        Through   Over Priority     Current Priority   Priority Interest             Carry-Over   $1,000        Total Class
Certificates   Rate    Interest Balance   Interest Accrual      Accrual         Paid        Balance     Denomination  Distribution

A-1           7.6080%        0.00        1,295,826.27           0.00          1,295,826.27    0.00      5.76492        2,848,443.40

                  -----------------------------------------------------------------------------------                ---------------
Total                        0.00        1,295,826.27           0.00          1,295,826.27    0.00                     2,848,443.40
                  ===================================================================================                ===============

                                                                          Current                                 Ending
                  Pass         Beginning Carry-                          Carry-Over                              Carry-Over
Subordinate     Through        Over Priority     Current Priority    Priority Interest  Priority Interest    Priority Interest
Certificates      Rate         Interest Balance   Interest Accured        Accured              Paid               Balance

M-1             8.2970%               0.00          129,004.52               0.00         129,004.52                  0.00


M-2             8.4000%               0.00           78,162.00               0.00          78,162.00                  0.00


B-1             7.8000%               0.00           87,854.00               0.00          87,854.00                  0.00


B-2             6.0000%               0.00           84,475.00               0.00          84,475.00                  0.00


X                             2,428,104.66          274,305.17               0.00               0.00          2,702,409.83

R                                     0.00                0.00               0.00               0.00                  0.00

Service Fee     1.0000%               0.00          229,515.25               0.00         229,515.25                  0.00
             -----------------------------------------------------------------------------------------------------------------------

Total                         2,428,104.66          883,315.94               0.00         609,010.77          2,702,409.83
             =======================================================================================================================

All Certificates             2,428,104.66         2,179,142.21               0.00       1,904,837.04          2,702,409.83
====================================================================================================================================


                 Beginning                          Current                             Ending         Interest
                  Carry-Over        Current       Carry-Over                         Carry-Over       Paid Per
Subordinate      Writedown        Writedown      Writedown         Writedown         Writedown        $1,000         Total Class
Certificates    Int. Balance    Int. Accrued    Int. Accrued     Interest Paid     Int. Balance    Denomination      Distribution

M-1                 0.00              0.00             0.00            0.00                0.00     6.91417         129,004.52


M-2                 0.00              0.00             0.00            0.00                0.00     7.00000          78,162.00


B-1                 0.00              0.00             0.00            0.00                0.00     6.50000          87,854.00


B-2                 0.00              0.00             0.00            0.00                0.00     5.00000          84,475.00


X                                                                                                                         0.00

R                                                                                                                         0.00

Service Fee                                                                                                         229,515.25
             -----------------------------------------------------------------------------------            -------------------

Total               0.00              0.00             0.00            0.00                0.00                     609,010.77
             ===================================================================================            ===================

All Certificates    0.00              0.00             0.00            0.00                0.00                   3,457,454.17
================================================================================================            ===================

                                                                Cumulative X Interest Shortfall                 2,702,409.83
                                                                Cumulative Accelerated Prin. Disb.             (2,081,860.28)
                                                                                                               --------------
                                                                                                                  610,549.55
                                                                                                               ==============